UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 11, 2012

WEYCO GROUP, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI		53201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (414) 908-1600

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

The following information is being furnished under Item 8.01 of Form 8-K:

On December 11, 2012 Weyco Group, Inc. issued a press release announcing plans to accelerate its first and second quarter 2013 regular cash dividend payments, each $0.17 per share. The first quarter dividend will be paid on December 31, 2012 to all shareholders of record on December 3, 2012. The second quarter dividend will be paid on December 31, 2012 to all shareholders of record on December 21, 2012. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2012	WEYCO GROUP, INC.

/s/ John Wittkowske
John Wittkowske
Senior Vice President/CFO

Exhibit Index

99.1      Press release, dated December 11, 2012